March 31, 2006

BOARD OF DIRECTORS
KAIROS HOLDINGS, INC.

RE: RESIGNATION

Dear Fellow Board Members:

The undersigned, Mark Width, currently an officer and member of the Board of KAIROS Holdings Inc., a Nevada corporation, submits this as my letter of resignation and I do therefore resign as an officer and from the Board of the Company.

I am resigning due to a change in management. I have no disagreements with the Board, the auditors or any of the officers of the Company regarding accounting issues or any other aspect which would require disclosure.

I hereby consent to attachment of a conformed copy of this resignation to a Form 8K.

Sincerely,

Date: March 31, 2006	By:	Mark Width

March 31, 2006

BOARD OF DIRECTORS
KAIROS HOLDINGS, INC.

RE: RESIGNATION

Dear Fellow Board Members:

The undersigned, David Eison, currently an officer and member of the Board of KAIROS Holdings Inc., a Nevada corporation, submits this as my letter of resignation and I do therefore resign as an officer and from the Board of the Company.

I am resigning due to a change in management. I have no disagreements with the Board, the auditors or any of the officers of the Company regarding accounting issues or any other aspect which would require disclosure.

I hereby consent to attachment of a conformed copy of this resignation to a Form 8K.

Sincerely,

Date: March 31, 2006	By:	David Eison

March 31, 2006

BOARD OF DIRECTORS
KAIROS HOLDINGS, INC.

RE: RESIGNATION

Dear Fellow Board Members:

The undersigned, Charles Giannetto, currently an officer and member of the Board of KAIROS Holdings Inc., a Nevada corporation, submits this as my letter of resignation and I do therefore resign as an officer and from the Board of the Company.

I am resigning due to a change in management. I have no disagreements with the Board, the auditors or any of the officers of the Company regarding accounting issues or any other aspect which would require disclosure.

I hereby consent to attachment of a conformed copy of this resignation to a Form 8K.

Sincerely,

Date: March 31, 2006	By:	Charles Giannetto

March 31, 2006

BOARD OF DIRECTORS
KAIROS HOLDINGS, INC.

RE: RESIGNATION

Dear Fellow Board Members:

The undersigned, James Jenkins, currently an officer and member of the Board of KAIROS Holdings Inc., a Nevada corporation, submits this as my letter of resignation and I do therefore resign as an officer and from the Board of the Company.

I am resigning due to a change in management. I have no disagreements with the Board, the auditors or any of the officers of the Company regarding accounting issues or any other aspect which would require disclosure.

I hereby consent to attachment of a conformed copy of this resignation to a Form 8K.

Sincerely,

Date: March 31, 2006	By:	James Jenkins